FORM N-SAR
Exhibits 77Q1(e)

MAINSTAY FUNDS TRUST

811-22321
For Period Ended 10/31/16
 Investment Advisory Contracts

The following documents were previously filed with Post-
Effective Amendment No. 94 to the Registrant's registration statement filed on June 20, 2016, accession number
0001144204-16-108976.

1.	Amendment dated March 25, 2016 to the Management
Agreement;
2.	Amendment dated March 31, 2016 to the Cushing
Subadvisory Agreement;
3.	Amendments dated February 29, 2016, March 25, 2016
and May 1, 2016 to the Epoch Subadvisory
Agreement; and
4.	Amendment dated February 29, 2016 to the MacKay
Shields Subadvisory Agreement.

The following documents were previously filed with Post-
Effective Amendment No. 100 to the Registrant's registration statement filed on September 12, 2016, accession number 0
0001144204-16-123566.

1.	Amendment dated June 30, 2016 to the Management
Agreement; and
2.	Amendment dated June 30, 2016 to the Epoch
Subadvisory Agreement.

Filed herewith are the following:

1.	Amendment dated July 29, 2016 to the Management
Agreement; and
2.	Amended and Restated Subadvisory Agreement
between NYLIM and Cornerstone Capital
Management Holdings LLC dated October 4, 2016.


MAINSTAY FUNDS TRUST
AMENDMENT TO THE AMENDED AND
RESTATED MANAGEMENT AGREEMENT
      This Amendment to the Amended and Restated
Management Agreement is hereby made as of the 29th day of July, 2016, between the MainStay Funds Trust, a Delaware statutory trust (the "Trust"), on behalf of its series as set forth on Schedule A (each, a "Fund," and collectively, the "Funds") and New York Life Investment
Management LLC, a Delaware limited liability company
(the "Manager").
      WHEREAS, the Trust and the Manager are
parties to the Amended and Restated Management
Agreement, dated February 27, 2015, as amended (the
"Agreement"); and

      WHEREAS, the Trust and the Manager hereby
wish to amend Schedule A of the Agreement to reflect a
revised management fee for the MainStay Cornerstone
Growth Fund.
      NOW, THEREFORE, the parties agree as
follows:
(i)	Schedule A is hereby amended by deleting
it in its entirety and replacing it with the Schedule attached hereto.

[The remainder of this page has been left blank intentionally.]



	IN WITNESS WHEREOF, the parties hereto
have caused this Amendment to be executed by their duly authorized officers and attested as of the date first written above.


NEW YORK LIFE INVESTMENT MANAGEMENT
LLC


Attest:	/s/ Thomas Lynch			By:	/s/
Yie-Hsin Hung
Name: Thomas Lynch	Name:	Yie-
Hsin Hung
Title:   	Director and Associate General	Title:    Chief
Executive Officer
Counsel



MAINSTAY FUNDS TRUST


Attest: 	/s/ Thomas Lynch		  	By:	/s/
Stephen P. Fisher
Name:	Thomas Lynch			Name:
	Stephen P. Fisher
Title:   	Assistant Secretary			Title:
	President




SCHEDULE A

(As of July 29, 2016)

For all services rendered by the Manager hereunder, each Fund of the Trust shall pay the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, an annual fee equal to the following:
FUND
ANNUAL
RATE AS A
PERCENTAGE
OF DAILY
NET ASSETS
MainStay
Absolute
Return
Multi-
Strategy
Fund
1.25% on all
assets*
MainStay
Balanced
Fund
0.70% on assets
up to $1 billion;
0.65% on assets
from $1 billion
to $2 billion; and
0.60% on assets
in excess of $2
billion
MainStay
California
Tax Free
Opportunities
Fund
0.50% on all
assets
MainStay
Conservative
Allocation
Fund
0.00%**
MainStay
Cornerstone
Growth Fund
0.70% on assets
up to $500
million;
0.65% on assets
from $500
million to $1
billion;
0.625% on assets
from $1 billion
to $2 billion; and
0.60% on assets
in excess of $2
billion.

MainStay
Cushing
MLP Premier
Fund
1.10% on assets
up to $3 billion;
and
1.05% on assets
in excess of $3
billion

MainStay
Cushing
Renaissance
Advantage
Fund
1.25% on all
assets
MainStay
Cushing
Energy
Income Fund
(formerly
MainStay
Cushing
Royalty
Energy
Income
Fund)
0.95% on all
assets
MainStay
Emerging
Markets
Opportunities
Fund
1.10% on all
assets
MainStay
Epoch
Capital
Growth Fund
0.75% on all
assets
MainStay
Epoch
Global
Choice Fund
1.00% on all
assets
MainStay
Epoch
Global
Equity Yield
Fund
0.70% on all
assets
MainStay
Epoch
International
Small Cap
Fund
1.10% on all
assets
MainStay
Epoch U.S.
All Cap Fund
0.85% on assets
up to $500
million;
0.825% on assets
from $500
million to $1
billion; and
0.80% on assets
in excess of $1
billion

MainStay
Epoch U.S.
Equity Yield
Fund
0.70% on assets
up to $500
million; and
0.69% on assets
in excess of
$500 million

MainStay
Epoch U.S.
Small Cap
Fund
0.85% on assets
up to $1 billion;
and
0.80% on assets
in excess of $1
billion

MainStay
Floating Rate
Fund
0.60% on assets
up to $1 billion;
0.575% on assets
from $1 billion
to $3 billion; and
0.565% on assets
in excess of $3
billion

MainStay
Growth
Allocation
Fund
0.00%**
MainStay
High Yield
Municipal
Bond Fund
0.55% on assets
up to $1 billion;
0.54% on assets
from $1 billion
to $3 billion; and
0.53% on assets
in excess of $3
billion

MainStay
High Yield
Opportunities
Fund
0.80%  on assets
up to $3 billion;
and
0.775% on assets
in excess of $3
billion

MainStay
ICAP Equity
Fund
0.80% on assets
up to $5 billion;
0.775% on assets
from $5 billion
to $7.5 billion;
and
0.75% on assets
in excess of $7.5
billion

MainStay
ICAP
International
Fund
0.80% on assets
up to $5 billion;
0.775% on assets
from $5 billion
to $7.5 billion;
and
0.75% on assets
in excess of $7.5
billion

MainStay
ICAP Select
Equity Fund
0.80% on assets
up to $5 billion;
0.775% on assets
from $5 billion
to $7.5 billion;
and
0.75% on assets
in excess of $7.5
billion

MainStay
Indexed
Bond Fund
0.25% on assets
up to $1 billion;
and
0.20% on assets
in excess of $1
billion

MainStay
International
Opportunities
Fund
1.10% on all
assets
MainStay
Moderate
Allocation
Fund
0.00%**
MainStay
Moderate
Growth
Allocation
Fund
0.00%**
MainStay
New York
Tax Free
Opportunities
Fund
0.50% on all
assets
MainStay
Retirement
2010 Fund
0.10%
MainStay
Retirement
2020 Fund
0.10%
MainStay
Retirement
2030 Fund
0.10%
MainStay
Retirement
2040 Fund
0.10%
MainStay
Retirement
2050 Fund
0.10%
MainStay
Retirement
2060 Fund
0.10%
MainStay
S&P 500
Index Fund
0.25% on assets
up to $1 billion;
0.225% on assets
from $1 billion
to $2 billion;
0.215% on assets
from $2 billion
to $3 billion; and
0.20% on assets
in excess of $3
billion

MainStay
Short
Duration
High Yield
Fund
0.65% on all
assets
MainStay
Tax
Advantaged
Short Term
Bond Fund
0.45% on all
assets
MainStay
Total Return
Bond Fund
0.50% on assets
up to $1 billion;
and
0.475%  on
assets from $ 1
billion to $3
billion; and
0.465% on assets
in excess of $3
billion

MainStay
U.S. Equity
Opportunities
Fund
1.00% on all
assets

*The Manager agrees to waive the Fund's management fee in an amount equal to any management fees paid to the Manager by the Fund's Cayman Subsidiary, as defined in the Fund's prospectus. The Manager may no terminate this agreement to waive management fees, which will remain in effect for as long as the Manager's management agreement with the Fund's Cayman
Subsidiary is in place.

** The Manager will receive no fee from the Fund, although the parties acknowledge that the Manager or its affiliates shall receive compensation from other registered investment companies, including other series of the Trust, in connection with assets of the Fund that are invested in such investment companies.



THE MAINSTAY FUNDS
MAINSTAY FUNDS TRUST
MAINSTAY VP FUNDS TRUST

AMENDED AND RESTATED SUBADVISORY
AGREEMENT

      This Amended and Restated Subadvisory
Agreement, is effective as of the 4th day of October, 2016
(the "Agreement"), between New York Life Investment
Management LLC, a Delaware limited liability company
(the "Manager") and Cornerstone Capital Management
Holdings LLC, a Delaware limited liability company (the
"Subadvisor").

      WHEREAS, The MainStay Funds, MainStay
Funds Trust, and MainStay VP Funds Trust (each a
"Registrant" and collectively, the "Registrants"), each are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

      WHEREAS, each Registrant is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

      WHEREAS, each Registrant currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

      WHEREAS, the Manager entered into a
Management Agreement with each Registrant, on behalf of its separate series (the "Management Agreement"); and

      WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to each Registrant; and

	WHEREAS, the Manager and the Subadvisor
entered into a Subadvisory Agreement dated January 1, 2009 with respect to The MainStay Funds, as amended; a Subadvisory Agreement dated February 26, 2010 with respect to MainStay Funds Trust, as amended; and a Subadvisory Agreement dated April 29, 2011 with respect to MainStay VP Funds Trust, as amended (collectively, the "Previous Subadvisory Agreements"); and

	WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

      WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of each Registrant and manage such portion of each Registrant as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

      WHEREAS, the parties hereto now desire to amend and restate the Previous Subadvisory Agreements;
and
      WHEREAS, this Agreement restates, in their entirety, the Previous Subadvisory Agreements; and
      WHEREAS, the parties to this Agreement
acknowledge that the Agreement is not intended to materially change the services provided under the Previous Subadvisory Agreements;

      NOW, THEREFORE, in consideration of the
premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

      1.	Appointment.  The Manager hereby
appoints Cornerstone Capital Management Holdings LLC to act as Subadvisor to the series of each Registrant designated on Schedule A of this Agreement (each a "Series") with respect to the assets of such Series, or a portion of the assets designated by the Manager, in the case of the MainStay Absolute Return Multi-Strategy
Fund, MainStay Balanced Fund, MainStay VP Absolute
Return Multi-Strategy Portfolio, MainStay VP Balanced Portfolio and MainStay VP Emerging Markets Equity
Portfolio (collectively, the "Allocated Assets"), subject to such written instructions to the Subadvisor, including a redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

	In the event that any Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

      2.	Portfolio Management Duties.  Subject to
the supervision of each Registrant's Board of Trustees ("Board") and the Manager, the Subadvisor will provide a continuous investment program for the Series' Allocated Assets and determine the composition of the assets of the Series' Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a
continuous program of evaluation, investment, sales and reinvestment of the Series' Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed,
and what portion of the Allocated Assets of the Series
should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the
Series' investment objective or objectives, policies and restrictions as stated in each Registrant's Registration Statement filed with the Securities and Exchange
Commission (the "SEC"), as amended, copies of which
shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:
      (a)	The Subadvisor understands that
the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code ("Code"), and will coordinate efforts with the Manager to achieve that objective.

      (b)	The Subadvisor will conform with
the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by each Registrant's Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of each Registrant under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

      (c)	On occasions when the Subadvisor
deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Registrant.

      (d)	In connection with the purchase
and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing
Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant's custodian and portfolio accounting agent.

      (e)	The Subadvisor will assist the
custodian and portfolio accounting agent in determining or confirming, consistent with the procedures and policies stated in the Registration
Statement for each Registrant, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

      (f)	The Subadvisor will make available
to each Registrant and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the relevant custodian or portfolio accounting agent), as are necessary to assist the applicable Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the
"Advisers Act"), as well as other applicable laws.
The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Registrant are being conducted in a manner consistent with applicable laws and regulations.

      (g)	The Subadvisor will provide
reports to each Registrant's Board, for
consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series' Allocated
Assets, and will furnish each Registrant's Board with respect to the Series such periodic and special reports as each Registrant and the Manager may reasonably request.

      (h)	In rendering the services required
under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an "investment adviser" as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the applicable Registrant's Board and by a majority of the applicable Trustees who are not parties to any agreement or contract with such company and who are not "interested persons" as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of each Registrant to the extent required by the 1940 Act.
The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor's knowledge, in any material connection with the handling of Trust assets:

      (i)	been convicted, within the
last ten (10) years, of any felony or
misdemeanor arising out of conduct
involving embezzlement, fraudulent
conversion or misappropriation of funds or securities, involving violations of Sections
1341, 1342, or 1343 of Title 18, United
States Code, or involving the purchase or sale of any security; or

      (ii)	been found by any state
regulatory authority, within the last ten
(10) years, to have violated or to have
acknowledged violation of any provision
of any state insurance law involving fraud, deceit or knowing misrepresentation; or

      (iii)	been found by any federal
or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

      3.	Compensation.  For the services provided
and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated
Assets constituting the respective Series' average daily net assets as described in the attached Schedule A.
Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager's receipt of payment from the applicable
Registrant for management services described under the Management Agreement between each Registrant and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

      4.	Broker-Dealer Selection.  The Subadvisor
is responsible for decisions to buy and sell securities and other investments for the Series' Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for each Registrant, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant, by other aspects of the portfolio execution services offered.
Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange
Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and each Registrant's Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule
17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

      5.	Disclosure about Subadvisor.  The
Subadvisor has reviewed the post-effective amendment to the Registration Statement for each Registrant filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

      6.	Expenses.  During the term of this
Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The
Manager or each Registrant shall be responsible for all the expenses of that Registrant's operations, including, but not limited to:

      (a)	the fees and expenses of Trustees
who are not interested persons of the Manager or of the Registrant;

      (b)	the fees and expenses of each
Series which relate to:  (i) the custodial function
and recordkeeping connected therewith; (ii) the
maintenance of the required accounting records of
the Series not being maintained by the Manager;
(iii) the pricing of the Series' shares, including the
cost of any pricing service or services that may be
retained pursuant to the authorization of that
Registrant's Trustees; and (iv) for both mail and
wire orders, the cashiering function in connection
with the issuance and redemption of the Series'
shares;
      (c)	the fees and expenses of the
Registrant's transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

      (d)	the charges and expenses of legal
counsel and independent accountants for the Registrant;

      (e)	brokers' commissions and any
issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

      (f)	all taxes and business fees payable
by the Registrant or the Series to federal, state or other governmental agencies;

      (g)	the fees of any trade association of
which the Registrant may be a member;

      (h)	the cost of share certificates
representing the Series' shares;

      (i)	the fees and expenses involved in
registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

      (j)	allocable communications expenses
with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

      (k)	litigation and indemnification
expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant's business; and

      (l)	any expenses assumed by the
Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940
Act.

      7.	Compliance.

      (a)	The Subadvisor agrees to assist the
Manager and each Registrant in complying with the Registrant's obligations under Rule 38a-1 under the 1940 Act, including but not limited to:
(i) periodically providing the Registrant's Chief
Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor's compliance program adopted pursuant to Rule
206(4)-7 under the Advisers Act ("Subadvisor's
Compliance Program"); (ii) reporting any material deficiencies in the Subadvisor's Compliance
Program to the Registrant's Chief Compliance
Officer within a reasonable time following the Subadvisor becoming aware of such deficiency;
and (iii) reporting any material changes to the Subadvisor's Compliance Program to the Trust's
Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor's
Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board' approval of the Subadvisor's Compliance Program.

      (b)	The Subadvisor agrees that it shall
immediately notify the Manager and the
Registrant's Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter
M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

      (c)	The Manager agrees that it shall
immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or a Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager's registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code.

      8.	Documents.  The Manager has delivered to
the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

      (a)	Declaration of Trust of each
Registrant, as amended from time to time, as filed with the Secretary of the State of Delaware and the Commonwealth of Massachusetts, as applicable (such Declarations of Trust, as in effect on the date hereof and as amended from time to time, are herein called the "Declarations of Trust");

      (b)	By-Laws of each Registrant, as
amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

      (c)	Certified Resolutions of each
Registrant's Trustees authorizing the appointment of the Subadvisor and approving the form of this Agreement;

      (d)	Registration Statement under the
1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series' shares, and all amendments thereto;

      (e)	Notification of Registration of each
Registrant under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto;
and

      9.	Books and Records.  In compliance with
the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the applicable Registrant and further agrees to surrender promptly to the applicable Registrant any of such records upon the applicable Registrant's or the Manager's request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-
2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

      10.	Cooperation.  Each party to this
Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or any Registrant.

      11.	Representations Respecting Subadvisor.
The Manager and each Registrant agree that neither that Registrant, the Manager, nor affiliated persons of that Registrant, or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for each Registrant's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for each Registrant, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

      12.	Confidentiality.  The Subadvisor will treat
as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and their prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law.

      13.	Control.  Notwithstanding any other
provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

      14.	Liability.  Except as may otherwise be
required by the 1940 Act or the rules thereunder or other applicable law, each Registrant and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor's duties, or by reason of reckless disregard of the Subadvisor's obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      15.	Indemnification.

      (a)	The Manager agrees to indemnify
and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933
Act controls ("controlling person") the Subadvisor
(all of such persons being referred to as "Subadvisor Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to each Registrant, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or reckless disregard of the Manager's obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of a Registrant or Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Registrant or to any affiliated person of the Manager by a Subadvisor
Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor
Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

      (b)	Notwithstanding Section 14 of this
Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933
Act, controls ("controlling person") the Manager
(all of such persons being referred to as "Manager
Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager
Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal
Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor's responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor's duties, or by reason of reckless disregard of the Subadvisor's obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph
(a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement or Prospectus covering the shares of a Registrant or Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, a Registrant or any affiliated person of the Manager or a Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      (c)	The Manager shall not be liable
under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor
Indemnified Person unless such Subadvisor
Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such
Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor
Indemnified Person against whom such action is brought otherwise than on account of this Section
15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor
Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified
Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor
Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified
Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified
Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor
Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor
Indemnified Person.

      (d)	The Subadvisor shall not be liable
under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified
Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified
Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager
Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified
Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager
Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this
Agreement for any legal or other expenses subsequently incurred by the Manager
Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager
Indemnified Person.

      16.	Services Not Exclusive.  The services
furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of a Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      17.	Duration and Termination.  This
Agreement shall become effective on the date first
indicated above.  Unless terminated as provided herein,
the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an
annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not
parties to this Agreement or interested persons (as such
term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the
outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant,
unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or
any Series hereunder:  (A) by the Manager at any time
without penalty, upon sixty (60) days' written notice to
the Subadvisor and the applicable Registrant; (B) at any
time without payment of any penalty by the Registrant,
upon the vote of a majority of each Registrant's Board or
a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days' written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at
any time without penalty, upon sixty (60) days' written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the applicable Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such
records.  The Agreement shall automatically terminate in
the event of its assignment (as such term is described in
the 1940 Act) or in the event the applicable Management Agreement is assigned or terminates for any other reason.
In the event this Agreement is terminated or is not
approved in the manner described above, the Sections
numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

      18.	Amendments.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of each Registrant, including a majority of the Trustees of each Registrant who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

      19.	Use of Name.

      (a)	It is understood that the name
MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrants and/or the Series.
Upon termination of the Management Agreement, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

      (b)	It is understood that the name
Cornerstone Capital Management Holdings LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Registrants and/or the Series have the right to use such name (or derivative or logo) in offering materials of each Registrant sales materials with respect to each Registrant with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Registrants and/or the Series.
Upon termination of this Agreement, the
Registrants shall forthwith cease to use such name
(or derivative or logo).

      20.	Proxies; Class Actions.

      (a)	The Manager has provided the
Subadvisor a copy of the Manager's Proxy Voting
Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Registrants. Absent contrary instructions received in writing from a Registrant, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of each Registrant, and these records shall be available to the each Registrant upon request.

      (b)	Manager acknowledges and agrees
that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

      21.	Notice.  Any notice or other
communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 30 Hudson Street, Jersey
City, New Jersey 07302, Attention: President; or (2) to the Subadvisor at Cornerstone Capital Management
Holdings LLC, 1180 Avenue of the Americas, New York,
New York 10036, Attention: President.

	22.	Miscellaneous.

      (a)	This Agreement shall be governed
by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act;

      (b)	The captions of this Agreement are
included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

      (c)	To the extent permitted under
Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

      (d)	If any provision of this Agreement
shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

      (e)	Nothing herein shall be construed
as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*	*	*




      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 4th day of October, 2016. This
Agreement may be signed in counterparts.


NEW YORK LIFE INVESTMENT MANAGEMENT
LLC


Attest:/s/ Thomas Lynch	  			By:
/s/ Stephen P.  Fisher
Name:	Thomas Lynch
	Name: Stephen P. Fisher
Title:	Director and Associate General Counsel	Title:
	President




CORNERSTONE CAPITAL MANAGEMENT
HOLDINGS LLC

Attest: /s/ Nelida Bobe		  		By:/s/
Herman Abdul
Name:	  Nelida Bobe
	Name:	Herman Abdul
Title:	  Vice President 				Title:
	COO/CFO



SCHEDULE A

(As of October 4, 2016)

As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

F
U
N
D
/
P
O
R
T
F
O
L
I
O
ANNU
AL
RATE
M
a
i
n
S
t
a
y
F
u
n
d
s

M
ai
n
S
ta
y
C
o
m
m
o
n
S
t
o
c
k
F
u
n
d
*
0.275%
up to
$500
million;
0.2625
% from
$500
million
to $1
billion;
and
0.250%
in
excess
of $1
billion
M
ai
n
S
ta
y
I
n
te
r
n
at
i
o
n
al
E
q
u
it
y
F
u
n
d
*
0.445%
up to
$500
million;
and
0.425%
in
excess
of $500
million
M
a
i
n
S
t
a
y
F
u
n
d
s
T
r
u
st

M
ai
n
S
ta
y
A
b
s
o
l
u
te
R
et
u
r
n
M
u
lt
i-
S
tr
at
e
g
y
F
u
n
d
*
(
p
o
rt
f
o
li
o
sl
e
e
v
e
)

0.625%
on all
assets
M
ai
n
S
ta
y
B
al
a
n
c
e
d
F
u
n
d
*
(
p
o
rt
f
o
li
o
sl
e
e
v
e
)
0.35%
on all
assets
up to
$1
billion;
0.325%
from $1
billion
to $2
billion;
and
0.30%
in
excess
of $2
billion
M
ai
n
S
ta
y
C
o
r
n
e
rs
t
o
n
e
G
r
o
w
t
h
F
u
n
d
*
0.350%
on
assets
up to
$500
million;
0.325%
on
assets
from
$500
million
to $1
billion;
0.3125
% on
assets
from $1
billion
to $2
billion;
and
0.300%
on
assets
over $2
billion
M
ai
n
S
ta
y
E
m
e
r
g
i
n
g
M
a
r
k
et
s
O
p
p
o
rt
u
n
it
ie
s
F
u
n
d
*
0.55%
on all
assets

M
ai
n
S
ta
y
I
n
te
r
n
at
i
o
n
al
O
p
p
o
rt
u
n
it
ie
s
F
u
n
d
*
0.55%
on all
assets
M
ai
n
S
ta
y
S
&
P
5
0
0
I
n
d
e
x
F
u
n
d
*
0.125%
on all
assets
up to
$1
billion;
0.1125
% from
$1
billion
to $2
billion;
0.1075
% from
$2
billion
to $3
billion;
and
0.10%
in
excess
of $3
billion
M
ai
n
S
ta
y
U
..
S
..
E
q
u
it
y
O
p
p
o
rt
u
n
it
ie
s
F
u
n
d
*
0.50%
on all
assets
M
a
i
n
S
t
a
y
V
P
F
u
n
d
s
T
r
u
st

M
ai
n
S
ta
y
V
P
A
b
s
o
l
u
te
R
et
u
r
n
M
u
lt
i-
S
tr
at
e
g
y
P
o
rt
f
o
li
o
(i
n
v
e
st
m
e
n
t
sl
e
e
v
e
)
*
0.625%
M
ai
n
S
ta
y
V
P
B
al
a
n
c
e
d
P
o
rt
f
o
li
o
(i
n
v
e
st
m
e
n
t
sl
e
e
v
e
)
0.35%
on
assets
up to
$1
billion;
and
0.325%
on
assets
from $1
billion
to $2
billion;
and
0.30%
on
assets
in
excess
of $2
billion
M
ai
n
S
ta
y
V
P
C
o
m
m
o
n
S
t
o
c
k
P
o
rt
f
o
li
o
0.275%
on
assets
up to
$500
million;
0.2625
% on
assets
from
$500
million
to $1
billion;
and
0.25%
on
assets
in
excess
of $1
billion
M
ai
n
S
ta
y
V
P
C
o
r
n
e
rs
t
o
n
e
G
r
o
w
t
h
P
o
rt
f
o
li
o
0.350%
on
assets
up to
$500
million;
0.325%
on
assets
from
$500
million
to $1
billion;
0.3125
% on
assets
from $1
billion
to $2
billion;
and
0.300%
on
assets
in
excess
of $2
billion
M
ai
n
S
ta
y
V
P
E
m
e
r
g
i
n
g
M
a
r
k
et
s
E
q
u
it
y
P
o
rt
f
o
li
o
(i
n
v
e
st
m
e
n
t
sl
e
e
v
e
)
0.55%
on
assets
up to
$1
billion;
and
0.545%
on
assets
in
excess
of $1
billion
M
ai
n
S
ta
y
V
P
I
n
te
r
n
at
i
o
n
al
E
q
u
it
y
P
o
rt
f
o
li
o
0.445%
on
assets
up to
$500
million;
0.425%
on
assets
in
excess
of $500
million
M
ai
n
S
ta
y
V
P
M
i
d
C
a
p
C
o
r
e
P
o
rt
f
o
li
o
*
0.425%
on
assets
up to
$1
billion;
and
0.40%
on
assets
in
excess
of $1
billion
M
ai
n
S
ta
y
V
P
S
&
P
5
0
0
I
n
d
e
x
P
o
rt
f
o
li
o
0.125%
on
assets
up to
$1
billion;
0.1125
% on
assets
from $1
billion
to $2
billion;
0.1075
% on
assets
from $2
billion
to $3
billion;
and
0.100%
on
assets
in
excess
of $3
billion
M
ai
n
S
ta
y
V
P
S
m
al
l
C
a
p
C
o
r
e
P
o
rt
f
o
li
o
*
0.425%
on
assets
up to
$1
billion;
and
0.40%
on
assets
in
excess
of $1
billion


The portion of the fee based upon the average daily net assets of the respective Portfolio shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Portfolio.

Payment will be made to the Subadvisor on a monthly basis.

* For certain Series listed above, the Manager has agreed to waive a portion of each Portfolio's management fee or reimburse the expenses of the appropriate class of the Portfolio so that the class' total ordinary operating expenses do not exceed certain amounts. These waivers or reimbursements may be changed with Board approval. To the extent the Manager has agreed to waive its management fee or reimburse expenses, Cornerstone Capital
Management Holdings LLC, as Subadvisor for these Series, has voluntarily agreed to waive or reimburse its fee proportionately.





33